DELAWARE VIP® TRUST

Delaware VIP International Value Equity Series (the “Series”)

Supplement to the Series’ Standard Class and Service Class Statutory Prospectuses and Statement of Additional Information dated April 30, 2019

On July 15, 2019, the shareholders of the Series voted to approve an amendment to the fundamental investment restriction related to industry concentration and to approve a change in the diversification status of the Series, to take effect on or about July 22, 2019.

In connection therewith, effective on or about July 22, 2019, the following information is added as the last paragraph in the prospectus section entitled “Series summary – What are the Series’ principal investment strategies?”:

The Series may concentrate its investments in the consumer staples sector. The consumer staples sector consists of companies that are involved in areas such as the production, manufacture, distribution, or sale of, consumer goods and services that have non-cyclical characteristics, such as  tobacco, food and beverage, household goods, personal products, and non-discretionary retail. The Series is a nondiversified fund.

Effective on or about July 22, 2019, the following information is added to the prospectus section entitled “Series summary – What are the principal risks of investing in the Series?”:

What are the principal risks of investing in the Series?

Industry, sector, and security risks — Industry and sector risk is the risk that the value of securities in a particular industry or sector (such as consumer staples) will decline because of changing expectations for the performance in that industry or sector.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

Consumer staples sector risk — Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, world events, government regulation, environmental factors, consumer confidence, consumer spending, marketing, competition, demographics and consumer preferences, product trends, and production spending. Companies in this sector are also affected by natural and man-made disasters and political, social, or labor unrest that affect production and distribution of consumer staple products.

Nondiversification risk — A nondiversified series has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the series. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified series may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Effective on or about July 22, 2019, the following information is added as the second paragraph in the prospectus section entitled “How we manage the Series – Our principal investment strategies”:

The Series may concentrate its investments in the consumer staples sector. The consumer staples sector consists of companies that are involved in areas such as the production, manufacture, distribution, or sale of, consumer goods and services that have non-cyclical characteristics, such as  tobacco, food and beverage, household goods, personal products, and non-discretionary retail. The Series is a nondiversified fund.

Effective on or about July 22, 2019, the following is added to the information in the prospectus section entitled “How we manage the Series – The securities in which the Series typically invests”:

The securities in which the Series typically invests

Consumer staples sector securities
Consumer staples sector securities include securities issued by companies that are involved in areas such as the production, manufacture, distribution, or sale of, consumer goods and services that have non-cyclical characteristics, such as  tobacco, food and beverage, household goods, personal products, and non-discretionary retail.

How the Series uses them: The Series may concentrate its investments in the consumer staples sector.

Effective on or about July 22, 2019, the following is added to the prospectus section entitled “How we manage the Series – The risks of investing in the Series”:

Industry, sector, and security risks
Industry and sector risk is the risk that the value of securities in a particular industry or sector (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

How the Series strives to manage  them: The Manager limits the amount of the Series’ assets invested in any one industry and in any individual security. The Manager also follows a rigorous selection process when choosing securities and frequently monitoring them while they remain in the portfolio. However, the Series concentrates in the consumer staples sector. As a consequence, the share price of the Series may fluctuate in response to factors affecting that sector, and may fluctuate more widely than a series that invests in a broader range of industries or sectors. The Series may be more susceptible to any single economic, political, or regulatory occurrence affecting the consumer staples sector. Also see “Nondiversification  risk” below.

Nondiversification risk
Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers, with no single issuer accounting for more than 25% of the series. The remaining 50% of the series must be diversified so that no more than 5% of a series’ assets are invested in the securities of a single issuer. Because a nondiversified series may invest its assets in fewer issuers, the value of series shares may increase or decrease more rapidly than if the series were fully diversified.

How the Series strives to manage it: The Series will not be diversified under the 1940 Act. This means the Series may invest in securities of any one issuer in an amount greater than 5% of its total assets. However, the Series will satisfy the Internal Revenue Code’s diversification requirement,  which requires that 50% of its assets be represented by cash, cash items, certain qualifying securities, and other securities limited in respect of any one issuer to an amount not greater than 5% of its total assets.

Consumer staples sector risk
Consumer staples risk is the risk that companies in the consumer staples sector may be affected by changes in general economic conditions, worldwide economic conditions, political events, world events, government regulation, environmental factors, depletion of resources, consumer confidence, consumer spending, marketing, competition, demographics and consumer preferences, product trends, and production spending.

Companies in the consumer staples sector may also be subject to risks relating to the supply of, demand for, and prices of raw materials. Companies in this sector are also affected by natural and man-made disasters and political, social, or labor unrest that affect production and distribution of consumer staple products.

How the Series strives to manage it: To the extent the Series invests in consumer staples companies, it is each subject to the risks associated with the consumer staples industry. The Manager monitors the benchmark and its sector weightings to understand consumer staples investment trends. Investors should carefully consider these risks before investing in the Series.

Effective on or about July 22, 2019, the following replaces the information in the section entitled “Organization and Classification – Classification” of the Statement of Additional Information:

Classification

The Trust is an open-end management investment company.

Each Series’, except for Delaware VIP International Value Equity Series, portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

Delaware VIP International Value Equity Series’ portfolio of assets is “nondiversified” as defined by the 1940 Act. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on an investment held by the Series may affect a larger portion of its overall assets and subject it to greater risks and volatility.

Effective on or about July 22, 2019, the following replaces the information in the first numbered section of “Investment Objectives, Restrictions, and Policies – Fundamental Investment Restrictions” of the Statement of Additional Information:

1. With respect to each Series, except Delaware VIP® REIT Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or US Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, except that Delaware VIP International Value Equity Series shall concentrate its investments in the consumer staples sector, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the US government, its agencies or instrumentalities, or in tax-exempt obligations. Delaware VIP REIT Series will concentrate its investments in the real estate industry. Delaware VIP REIT Series otherwise may not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the US government, its agencies or instrumentalities, or in tax-exempt obligations.

Effective on or about July 22, 2019, the following replaces the third paragraph of “Investment Objectives, Restrictions, and Policies – Nonfundamental Investment Restrictions” of the Statement of Additional Information:

Nonfundamental Investment Restrictions

For purposes of a Series’ concentration policy, the Series intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry. In applying a Series’ fundamental policy concerning concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry) described above, it is a matter of nonfundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, insurance, insurance companies, and diversified finance will each be considered a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) the technology sector will be divided into various sub-categories (e.g., computers, internet, software, semiconductors, software, and telecommunication services). Delaware VIP International Value Equity Series will divide: (i) the health care sector into its various component sub-industries (e.g. equipment, technology, distributors, pharmaceuticals and facilities); and (ii) the communication services sector into its various component sub-industries (e.g., advertising, publishing, alternative carries, movies, and entertainment).

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 22, 2019.